UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

TeamStaff, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-18492	22-1899798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Executive Drive Somerset, NJ	08873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 352-5304

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On May 26, 2010, TeamStaff, Inc. (the “Company”) issued a press release announcing that it currently plans to hold its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., New York time, on Thursday, August 19, 2010. In its press release, the Company also announced the revised advanced notice deadline for proposals by shareholders for such Annual Meeting. A copy of the Company’s press release, dated May 26, 2010, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated May 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.

By:	/s/ Cheryl Presuto
Name: Cheryl Presuto Title: Chief Financial Officer

Date:  May 26, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release

3